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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       333-86366                13-3411414
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      Incorporation)                                      Identification Number)

                 ----------------------------------------------
                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 29, 2003, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 167 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on April 1, 2003 (the "Cut-off Date"), an aggregate principal balance of $1,211,979,100 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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     The Class A-1 Certificates have an initial Certificate Balance of
$302,174,000. The Class A-2 Certificates have an initial Certificate Balance of $749,217,000. The Class B Certificates have an initial Certificate Balance of $34,845,000. The Class C Certificates have an initial Certificate Balance of $37,874,000. The Class D Certificates have an initial Certificate Balance of $12,120,000. The Class X-1 Certificates have an initial Notional Amount of $1,211,979,099. The Class X-2 Certificates have an initial Notional Amount of $1,116,440,000. The Class E Certificates have an initial Certificate Balance of $15,150,000. The Class F Certificates have an initial Certificate Balance of $9,089,000. The Class G Certificates have an initial Certificate Balance of $7,575,000. The Class H Certificates have an initial Certificate Balance of $10,605,000. The Class J Certificates have an initial Certificate Balance of $4,545,000. The Class K Certificates have an initial Certificate Balance of $6,060,000. The Class L Certificates have an initial Certificate Balance of $4,545,000. The Class M Certificates have an initial Certificate Balance of $3,030,000. The Class N Certificates have an initial Certificate Balance of $3,030,000. The Class O Certificates have an initial Certificate Balance of $12,120,099. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Business Acquired
          Not applicable.

          (b) Pro Forma Financial Information
          Not applicable.

          (c) Exhibits.

                Exhibit No.
                of Item 601 of
Exhibit No.     Regulation S-K     Description
-----------     --------------     -----------
4.1                 4              Pooling and Servicing Agreement dated as of
                                   April 1, 2003, among Bear Stearns Commercial
                                   Mortgage Securities Inc. as depositor, Wells
                                   Fargo Bank, National Association as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota,
                                   National Association, as paying agent and certificate registrar.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 1, 2003

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

By:   /s/ Michael Forastiere
   -------------------------------------
   Name:  Michael Forastiere
   Title: Vice President








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